                            BISHOP STREET FUNDS

                     BISHOP STREET HAWAII TAX-FREE FUND

                      Supplement dated February 1, 1996
                    to Prospectus dated January 30, 1995


THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS.

The Board of Trustees of the Fund has adopted, and shareholders have approved, an amendment to the investment policies of the Bishop Street Hawaii Tax-Free Fund that eliminates the current requirement that 80% of the Fund's assets be invested in municipal securities the interest income from which is not treated as a preference item for purposes of the federal alternative minimum tax. Consistent with this amended policy, the Fund's Board and shareholders approved a change in the Fund's name to the "Bishop Street Hawaii Municipal Bond Fund."

In connection with this change, the second and third paragraphs of the Fund's "Investment Objectives and Policies" section on pages 5 and 6 of the Prospectus are amended and restated to read as follows:

     The Fund invests at least 80% of its assets in bonds and notes issued by states, territories, and possessions of the U.S. and their agencies, authorities, instrumentalities and political subdivisions, that are rated AAA, AA, A or BBB by S&P, Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by Fitch Investors Service ("Fitch"), and which pay interest that is not subject to ordinary Federal income tax ("Municipal Securities"). There is no restriction on the percentage of the fund's assets that may be invested in obligations the interest income on which is treated as a preference item for individuals for purposes of the federal alternative minimum tax. Under normal circumstances, the Fund will invest at least 65% of its assets in Municipal Securities issued by the State of Hawaii, its agencies, instrumentalities, and political sub-divisions, the income on which is exempt from State of Hawaii personal income taxes ("Hawaii Municipal Securities").

     The Fund may invest up to 20% of its assets in taxable securities. The Fund may also purchase unrated securities that are of comparable quality at the time of purchase as determined by the Adviser. The Fund may purchase shares of other investment companies and may purchase securities on a "when-issued" basis.


              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

PROSPECTUS

                              BISHOP STREET FUNDS
                              INVESTMENT ADVISER:
                              FIRST HAWAIIAN BANK

BISHOP STREET FUNDS (the "Trust") is a mutual fund that seeks to provide a convenient means of investing in one or more professionally managed portfolios of securities. The prospectus relates to the following Funds (each a "Fund"):

                      BISHOP STREET HIGH GRADE INCOME FUND
                       BISHOP STREET HAWAII TAX-FREE FUND
                           BISHOP STREET EQUITY FUND

An investor may purchase either Retail Class B or Institutional Class A shares of each Fund. Retail Class B shares are sold with a front-end sales load of up to 3.5% that will be reduced or waived in certain circumstances. Institutional Class A shares are sold without a front-end sales load or distribution fees. First Hawaiian Bank, the Funds' investment adviser, is an affiliate of First Hawaiian, Inc.

INSTITUTIONAL CLASS A SHARES ARE OFFERED PRIMARILY TO AGENCY, FIDUCIARY, CUSTODIAL AND ADVISORY CLIENTS OF FIRST HAWAIIAN BANK. RETAIL CLASS B SHARES ARE OFFERED PRIMARILY TO INDIVIDUALS.

 THE TRUST'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, INCLUDING FIRST HAWAIIAN BANK OR ITS AFFILIATES. THE TRUST'S SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

This Prospectus sets forth concisely the basic information about the Funds and the Trust that a prospective investor should know before investing. Investors are advised to read this Prospectus and retain it for future reference. A Statement of Additional Information dated January 30, 1995 has been filed with the Securities and Exchange Commission and is available without charge by calling 1-800-262-9565. The Statement of Additional Information is incorporated into this Prospectus by reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

JANUARY 30, 1995

2

                                    SUMMARY

BISHOP STREET FUNDS (the "Trust") is an open-end management investment company which provides a convenient way to invest in professionally managed portfolios of securities. This Summary provides basic information about the Retail Class B and Institutional Class A shares of the Trust's High Grade Income Fund, Hawaii Tax-Free Fund and Equity Fund (the "Funds").

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF EACH FUND? The High Grade Income Fund seeks high total return consistent with prudent investment risk by investing primarily in high grade U.S. dollar-denominated bonds and debentures issued by U.S. and foreign corporations. The Hawaii Tax-Free Fund seeks to provide high current income that is exempt from Federal and State of Hawaii income taxes by investing primarily in bonds and notes issued by the State of Hawaii, its agencies, instrumentalities and political sub-divisions ("Hawaii Municipal Securities"). The Equity Fund seeks long-term growth of capital with a secondary goal of current income by investing primarily in common stocks of domestic issuers and U.S. dollar denominated equity securities of foreign issuers. There is no assurance that any Fund will meet its investment objective. See "Investment Objectives and Policies" and "Description of Permitted Investments and Risk Factors."

WHAT ARE THE RISKS INVOLVED WITH AN INVESTMENT IN THE FUNDS? The Funds' shares will fluctuate in value with changes in the prices of their underlying portfolio securities. Values of fixed income securities and, correspondingly, share prices of Funds invested in such securities tend to vary inversely with interest rates and may be affected by other market and economic factors as well. Common stocks in which the Equity Fund invests may be more volatile and may fluctuate in value more than other types of investments. The Hawaii Tax-Free Fund is a non-diversified portfolio that invests primarily in Hawaii Municipal Securities. There are other risks involved in the ownership of a mutual fund. See "Description of Permitted Investments and Risk Factors."

WHO IS THE ADVISER? First Hawaiian Bank serves as the Adviser of the Funds. See "Expense Summary" and "The Adviser."

WHO IS THE ADMINISTRATOR? SEI Financial Management Corporation serves as the Administrator and shareholder servicing agent of the Trust. See "Expense Summary" and "The Administrator."

WHO IS THE TRANSFER AGENT? Supervised Service Company serves as transfer agent and dividend disbursing agent for the Trust. See "The Transfer Agent."

WHO IS THE DISTRIBUTOR? SEI Financial Services Company serves as distributor of the Trust's shares. See "The Distributor."

HOW DO I PURCHASE, EXCHANGE OR REDEEM SHARES? Purchases, exchanges or redemptions of shares may be made on any day on which both the New York Stock Exchange and Federal Reserve wire system are open for business ("Business Days") except for Hawaii state banking holidays. A purchase, exchange or redemption order will be executed at a per share price equal to the net asset value per share next determined after the receipt of the purchase, exchange or redemption order, plus any applicable sales charges. Orders must be placed prior to 4:00 p.m., New York Time, on any Business Day for the order to be effective that day. The minimum initial investment is $1,000 ($500 for IRAs and $500 for officers, directors, or employees of First Hawaiian Bank and its affiliates). Subsequent purchases of shares must be at least $100. Net asset value is determined as of 4:00 p.m., New York Time, on each Business Day. See "Purchase of Shares," "Exchange of Shares," and "Redemption of Shares."

HOW ARE DIVIDENDS PAID? Substantially all of the net investment income (exclusive of capital gains) of each Fund is distributed in the form of periodic dividends. Any capital gain is distributed at least annually. Distributions are paid in additional shares unless the Shareholder elects to take the payment in cash. See "Dividends."

3

                                EXPENSE SUMMARY

                                                                              RETAIL CLASS B SHARES
                                                                        ----------------------------------
                                                                         HIGH GRADE    HAWAII
                                                                           INCOME     TAX-FREE    EQUITY
SHAREHOLDER TRANSACTION EXPENSES                                            FUND        FUND       FUND
----------------------------------------------------------------------------------------------------------
Maximum Sales Load Imposed on Purchases (as a percentage of offering
  price)..............................................................     3.50%        3.50%      3.50%
Maximum Sales Load Imposed on Reinvested Dividends (as a percentage of
  offering price).....................................................      None        None       None
Maximum Contingent Deferred Sales Charge..............................      None        None       None
Exchange Fee..........................................................      None        None       None
Wire Redemption Fee...................................................      $15          $15        $15

ANNUAL OPERATING EXPENSES
(as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------
Advisory Fees (after fee waivers)(1)..................................      .25%        .00%       .40%
Rule 12b-1 Fees.......................................................      .25%        .25%       .25%
Other Expenses(1)(2)..................................................      .35%        .65%       .35%
----------------------------------------------------------------------------------------------------------
Total Operating Expenses (after fee waivers)(3).......................      .85%        .90%       1.00%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

(1) The Adviser and, with respect to the Hawaii Tax-Free Fund, the Administrator have agreed to waive a portion of their fees. The Adviser and the Administrator reserve the right to terminate their respective waivers at any time in their sole discretion. Absent such fee waivers, advisory fees would be .55% for the High Grade Income Fund, .35% for the Hawaii Tax-Free Fund, and .74% for the Equity Fund. Absent fee waivers, the administration fee as reflected in Other Expenses would be .20% for the Hawaii Tax-Free Fund.
(2) These amounts represent estimates for the current fiscal year.
(3) Absent the Adviser's and, with respect to the Hawaii Tax-Free Fund, the Administrator's voluntary fee waivers, total operating expenses would be 1.15% for the High Grade Income Fund, 1.40% for the Hawaii Tax-Free Fund, and 1.34% for the Equity Fund.

EXAMPLE
-----------------------------------------------------------------------------------------------------------------------
                                                                                                    1 YR.        3 YRS.
-----------------------------------------------------------------------------------------------------------------------
An investor in the Retail Class B shares of a fund would pay the following expenses on a
  $1,000 investment assuming (1) 5% annual return and (2) redemption at the end of each time period:
  High Grade Income Fund.....................................................................  $       43   $       61
  Hawaii Tax-Free Fund.......................................................................  $       44   $       63
  Equity Fund................................................................................  $       45   $       66
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of the expense table and example is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by investors in the Funds. A person who purchases shares through a financial institution may be charged separate fees by that institution. See "Purchase of Shares."

The rules of the Securities and Exchange Commission require that the maximum sales charge be reflected in the above table. However, certain investors may qualify for reduced sales charges. See "Purchase of Shares."

Long-term Shareholders may pay more than the equivalent of the maximum front-end sales charges otherwise permitted by the Rules of the National Association of Securities Dealers ("NASD").

4

                                                                          INSTITUTIONAL CLASS A SHARES
                                                                       -----------------------------------
                                                                        HIGH GRADE     HAWAII
                                                                          INCOME      TAX-FREE    EQUITY
SHAREHOLDER TRANSACTION EXPENSES                                           FUND         FUND       FUND
----------------------------------------------------------------------------------------------------------
Maximum Sales Load Imposed on Purchases (as a percentage of offering
  price).............................................................      None         None       None
Maximum Sales Load Imposed on Reinvested Dividends (as a percentage
  of offering price).................................................      None         None       None
Maximum Contingent Deferred Sales Charge.............................      None         None       None
Exchange Fee.........................................................      None         None       None
Wire Redemption Fee..................................................       $15          $15        $15

ANNUAL OPERATING EXPENSES
(as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------
Advisory Fees (after fee waivers)(1).................................      .25%         .00%       .40%
Other Expenses(1)(2).................................................      .35%         .65%       .35%
----------------------------------------------------------------------------------------------------------
Total Operating Expenses (after fee waivers)(3)......................      .60%         .65%       .75%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

(1) The Adviser and, with respect to the Hawaii Tax-Free Fund, the Administrator, have agreed to waive a portion of their fees. The Adviser and the Administrator reserve the right to terminate the waiver at any time in their sole discretion. Absent such fee waivers, advisory fees would be .55% for the High Grade Income Fund, .35% for the Hawaii Tax-Free Fund, and .74% for the Equity Fund. Absent fee waivers, the administration fee would be .20% for the Hawaii Tax-Free Fund.
(2) These amounts represent estimates for the current fiscal year.
(3) Absent the Adviser's, and, with respect to the Hawaii Tax-Free Fund, the Administrator's voluntary fee waivers, total operating expenses would be .90% for the High Grade Income Fund, 1.15% for the Hawaii Tax-Free Fund, and 1.09% for the Equity Fund.

EXAMPLE
----------------------------------------------------------------------------------------------------------------------
                                                                                                   1 YR.        3 YRS.
----------------------------------------------------------------------------------------------------------------------
An investor in the Institutional Class A shares of a fund would pay the following expenses on a $1,000 investment assuming (1) 5% annual return and (2) redemption at the end of each time period:
  High Grade Income Fund....................................................................  $        6   $       19
  Hawaii Tax-Free Fund......................................................................  $        7   $       21
  Equity Fund...............................................................................  $        8   $       24
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of the expense table and example is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by investors in the Funds. A person who purchases Institutional Class A shares through a First Hawaiian Bank agency, custodial, fiduciary or advisory account will pay a separate fee for those services. See "Purchase of Shares."

5

THE TRUST

BISHOP STREET FUNDS (the "Trust") is an open-end management investment company that offers units of beneficial interest ("shares") in the Funds through separate Classes (Retail Class B and Institutional Class A), which provide for variations in sales charges, distribution costs, voting rights and dividends. Except for these differences, each share of each Fund represents an undivided, proportionate interest in the Fund. This Prospectus offers shares of the Trust's High Grade Income Fund, Hawaii Tax-Free Fund and Equity Fund (the "Funds"). Additional information pertaining to the Trust may be obtained in writing from SEI Financial Services Company, 680 East Swedesford Road, Wayne, PA 19087. Information regarding the Trust's Money Market Fund is contained in a separate prospectus that may be obtained by calling 1-800-262-9565.

INVESTMENT OBJECTIVES AND POLICIES

Each Fund has its own investment objectives and policies. There can be no assurance that the investment objective of a Fund will be met.

HIGH GRADE INCOME FUND

The investment objective of the Fund is to provide high total return consistent with prudent investment risk.

The Fund invests primarily (at least 65% of its assets under normal conditions) in high grade U.S. dollar-denominated bonds and debentures issued by U.S. and foreign corporations and governments (i.e. those that are rated at the time of purchase AA or better by Standard & Poor's Corporation ("S&P") or Aa by Moody's Investors Service ("Moody's")). (Each of S&P and Moody's and certain other ratings agencies are hereinafter referred to as a Nationally Recognized Statistical Rating Organizations, or "NRSROs"). The Fund will maintain an average weighted remaining maturity of between five and twelve years under normal circumstances.

Any remaining assets may consist of: (i) obligations of the U.S. Treasury; (ii) obligations issued or guaranteed as to principal and interest by agencies and instrumentalities of the U.S. Government; (iii) mortgage pass-through securities issued by the Government National Mortgage Association ("GNMA"), mortgage-backed securities issued by other government agencies and privately issued mortgage-backed securities rated at least A by an NRSRO, including CMOs, REMICs and ARMs; (iv) repurchase agreements involving any of such obligations; (v) obligations issued by supranational entities; (vi) asset-backed securities rated at least A by an NRSRO; (vii) commercial paper rated at least P-2 or A-2 by an NRSRO; (viii) certificates of deposit, time deposits, notes, bankers' acceptances and loan participations of U.S. and foreign banks that are rated in the top two short-term rating categories by two or more NRSROs or that are of comparable quality; (ix) receipts; and (x) shares of money market investment companies investing in such obligations.

The Fund may invest up to 5% of its total assets in fixed income securities rated as low as Baa by Moody's or BBB by S&P. Such securities possess some speculative characteristics. The Fund intends to dispose of a security if its rating after purchase declines below Baa or BBB.

The Fund may also invest in floating or variable rate obligations and zero coupon securities, and may purchase securities on a "when-issued" basis.

HAWAII TAX-FREE FUND

The investment objective of this Fund is to provide high current income that is exempt from Federal and State of Hawaii income taxes.

The Fund invests primarily (at least 80% of its assets under normal market conditions) in bonds and notes issued by states, territories, and possessions of the U.S. and their agencies, authorities, instrumentalities and political subdivisions, that are rated AAA, AA, A or BBB by S&P, Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by Fitch Investors Service ("Fitch"), and which pay interest that is not subject to ordinary Federal income tax and is not treated as a preference item for purposes of the Federal alternative minimum tax ("Municipal Securities"). This is a fundamental policy of the Fund. Under normal circumstances, the Fund will invest at least 65% of its assets in Municipal Securities issued by the State of Hawaii, its agencies,

6

instrumentalities, and political sub-divisions, the income on which is exempt from State of Hawaii personal income taxes ("Hawaii Municipal Securities").

The Fund may invest up to 20% of its assets in taxable securities or securities that are treated as preference items for purposes of the alternative minimum tax, or both. The Fund may also purchase unrated securities that are of comparable quality at the time of purchase as determined by the Adviser. The Fund may purchase shares of other investment companies and may purchase securities on a "when-issued" basis.

The Fund has no restrictions on the maturity of securities in which it may invest. Accordingly, the Fund will invest in Municipal Securities of which the maturities, in the judgment of the Adviser, will provide a high level of current income consistent with prudent investment, with consideration given to market conditions.

EQUITY FUND

The investment objective of the Fund is to produce long-term growth of capital, with a secondary goal of current income.

Under normal circumstances, the Fund invests primarily (at least 65% of its total assets) in common stocks of domestic issuers that are traded on a national securities exchange or on NASDAQ, and U.S. dollar-denominated equity securities of foreign issuers. The Fund may also purchase warrants and rights to purchase common stocks, debt securities convertible into common stocks and preferred stocks convertible into common stocks, and may acquire ADRs and shares of open-end and closed-end investment companies. The Fund may enter into repurchase agreements.

The Fund will invest in a diversified portfolio of common stocks and securities convertible into common stocks of U.S. companies that have the potential for capital appreciation. Market capitalizations of issues selected will be primarily in excess of $500 million. Selections of issues for inclusion in the portfolio will be based on top down/ bottom up evaluation, including fundamental factors affecting growth such as industry position, management qualifications and historical earnings. Industry sector rotation will occur based on an assessment of the economic cycle.

GENERAL INVESTMENT POLICIES

The High Grade Income Fund and Equity Fund are diversified funds.

For temporary defensive purposes during periods when the Adviser determines that market conditions warrant, each Fund may invest up to 100% of its assets in taxable money market instruments consisting of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements, and commercial paper rated at least A-1 by S&P, P-1 by Moody's, or Fitch-1 by Fitch. Each Fund also may hold a portion of its assets in cash. Each Fund will not be pursuing its investment objective to the extent that a substantial portion of its assets is invested in cash or money market securities.

Each of the Funds may lend up to 33 1/3% of its total assets to investors for the purpose of realizing additional income. Each such Fund may also borrow money in amounts up to 33 1/3% of its net assets. No Fund will purchase securities while its borrowings exceed 5% of its total assets.

A Fund's purchase of investment company securities will result in the layering of expenses. A Fund is prohibited from acquiring the securities of other investment companies if, as a result of such acquisition, the Fund owns in the aggregate (1) more than 3% of the total outstanding voting stock of the acquired company, (2) securities issued by the acquired company having an aggregate value of 5% of the value of the total assets of the Fund, or (3) securities issued by the acquired company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund.

RISK FACTORS

Under normal market conditions, the Hawaii Tax-Free Fund will be predominantly invested in Hawaii

7

Municipal Securities and, therefore, the value of its shares may be especially affected by factors pertaining to the Hawaiian economy and other factors specifically affecting the ability of issuers of Hawaii Municipal Securities to meet their obligations. As a result, the value of the Fund's shares may fluctuate more widely than the value of the shares of a portfolio investing in securities relating to a number of different states. The ability of state, county and local governments to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally. The amount of tax and other revenues available to governmental issuers of Hawaii Municipal Securities may be affected from time to time by economic, political and demographic conditions within the state. In addition, constitutional or statutory restrictions may limit a government's power to raise revenues or increase taxes. Further, payments of principal and interest on limited obligation securities will depend on the economic condition of the facility or specific revenue source from whose revenues the payments will be made, which in turn could be affected by economic, political and demographic conditions in the state. Moreover, the Fund is classified as "non-diversified" because it may invest in obligations of a relatively limited number of issuers.

Under normal market conditions, it is estimated that the annual portfolio turnover rate for the High Grade Income Fund will not exceed 200%, the rate for the Hawaii Tax-Free Fund will not exceed 100%, and the turnover rate for the Equity Fund will not exceed 150%. Such turnover rates, if achieved, will lead to higher transaction costs and possible tax consequences.

INVESTMENT LIMITATIONS

The Hawaii Tax-Free Fund will comply with the diversification requirements of Sub-Chapter M (See "Taxes").

The Bishop Street High Grade Income Fund and Bishop Street Equity Fund may not purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and repurchase agreements involving such securities) if, with respect to 75% of each Fund's assets, more than 5% of total assets of the Fund would be invested in the securities of such issuer.

No Fund may purchase any securities which would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities, and repurchase agreements involving such securities. The Hawaii Tax-Free Fund may not invest more than 25% of its assets in securities issued or backed by non-governmental users that are members of the same industry.

The foregoing percentage limitations will apply at the time of the purchase of a security. Additional investment limitations are set forth in the Statement of Additional Information.

FUNDAMENTAL POLICIES

Each Fund's investment objective and the foregoing investment limitations are fundamental policies. Fundamental policies cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares.

THE ADVISER

First Hawaiian Bank (the "Adviser") acts as the investment adviser for the Funds. The Adviser makes investment decisions for the assets of each Fund, and continuously reviews, supervises and administers each Fund's investment program. The Adviser discharges its responsibilities subject to the supervision of, and policies set by, the Trustees of the Trust.

The Adviser is a wholly-owned subsidiary of First Hawaiian, Inc. The Adviser has not previously served as an investment adviser to mutual funds. The Adviser and its corporate predecessors have provided asset management services in Hawaii for over 70 years. As of December 30, 1994, the Adviser had assets under management of approximately $1.5 billion.

8

The Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .55% of the High Grade Income Fund's average daily net assets,
 .35% of the Hawaii Tax-Free Fund's average daily net assets, and .74% of the Equity Fund's average daily net assets. The Adviser may from time to time waive all or a portion of its fee in order to limit the operating expenses of a Fund. Any such waiver is voluntary and may be terminated at any time in the Adviser's sole discretion.

Orest Saikevych is the portfolio manager of the Bishop Street Equity Fund. Mr. Saikevych has been active in the investment management business for twelve years and has managed First Hawaiian Bank's Pooled Equity Fund since 1987.

The day-to-day management of the Bishop Street High Grade Income and Bishop Street Hawaii Tax-Free Funds' investments is the responsibility of a team of investment professionals. Decisions are made by committee and no person has primary responsibility for making recommendations to the committee.

THE ADMINISTRATOR

SEI Financial Management Corporation (the "Administrator"), a wholly-owned subsidiary of SEI Corporation ("SEI"), provides the Trust with administrative services, including fund accounting, regulatory reporting, necessary office space, equipment, personnel, and facilities. The Administrator also acts as shareholder servicing agent of the Funds.

The Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .20% of the average daily net assets of the Funds. The Administrator may waive its fee in its discretion.

THE TRANSFER AGENT

Supervised Service Company ("Transfer Agent"), P.O. Box 419721, Kansas City, Missouri 64141-6721, serves as the Transfer Agent and dividend disbursing agent for the Trust.

THE DISTRIBUTOR

SEI Financial Services Company (the "Distributor"), a wholly-owned subsidiary of SEI, serves as distributor. The Retail Class B shares of the Trust have a Rule 12b-1 Distribution Plan (the "Retail Class B Plan"), under which such shares of the Funds bear distribution expenses and related service fees at the annual rate of up to .25% of their average daily net assets. Financial institutions that are the record owner of shares for the account of their customers may impose separate fees for account services to their customers.

The Funds may execute brokerage or other agency transactions through the Distributor, for which the Distributor receives compensation.

HOW TO PURCHASE SHARES

GENERAL INFORMATION

Shares of the Funds are available for sale in the State of Hawaii and Guam.

You may purchase shares of the Funds on any day on which both the New York Stock Exchange and Federal Reserve wire system are open for business ("Business Days") except for Hawaii state banking holidays. However, shares of the Funds cannot be purchased by Federal Reserve wire on Federal holidays restricting wire transfers. The minimum initial investment in any Fund is $1,000 ($500 for IRAs and $500 for officers, directors, or employees of First Hawaiian Bank or its affiliates). The Distributor may waive the minimum investment at its discretion. Subsequent purchases of shares must be at least $100.

A purchase order for shares will be effective as of the Business Day received by the Transfer Agent if the Transfer Agent receives the order and payment before 4:00 p.m., New York time. The purchase price (the "Offering Price") of Retail Class B shares is the net asset value next determined after the purchase order is effective plus any applicable sales charge. The purchase price of Institutional Class A shares is the net asset value next determined after the purchase order is effective.

9

The net asset value per share of each Fund is determined as of 4:00 p.m., New York time on each Business Day by dividing the total market value of that Fund's investments and other assets, less any liabilities, by the total outstanding shares of the Fund. Purchases will be made in full and fractional shares calculated to three decimal places. Pursuant to guidelines adopted and monitored by the Trustees of the Trust, each Fund may use a pricing service to provide market quotations or fair market valuations. A pricing service may derive such valuations through the use of a matrix system to value fixed income securities which considers factors such as securities prices, yield features, ratings, and developments related to a specific security. Although the methodology and procedures for determining net asset value are identical for both classes of a Fund, the net asset value per share of such classes will differ because of the distribution expenses charged to Retail Class B shares.

The Trust reserves the right to reject a purchase order for shares when the Distributor determines that it is not in the best interest of the Trust and/or its Shareholders to accept such order.

Shareholders who own their shares of record and who desire to transfer registration of their shares should contact the Transfer Agent at 1-800-262-9565 for further instructions.

HOW TO PURCHASE INSTITUTIONAL CLASS A SHARES

Institutional Class A shares may only be purchased by First Hawaiian Bank in its capacity as Agent, Fiduciary, Custodian or Adviser.

HOW TO PURCHASE RETAIL CLASS B SHARES

Retail Class B shares of the Funds may be purchased directly from the Transfer Agent by mail, by wire or through an automatic investment plan ("AIP"). Shares may also be purchased through broker-dealers that have established a dealer agreement with the Distributor.

HOW TO PURCHASE BY MAIL

You may purchase shares of a Fund by completing and signing an Account Application form and mailing it, along with a check (or other negotiable bank instrument or money order) payable to "Bishop Street (Fund Name)," to the Transfer Agent at P.O. Box 419721, Kansas City, Missouri 64141-6721. You may purchase more shares at any time by mailing payment also to the Transfer Agent at the above address. Orders placed by mail will be executed on receipt of your payment. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred.

You may obtain Account Application Forms by calling the Distributor at 1-800-262-9565.

HOW TO PURCHASE BY WIRE

You may purchase shares by wiring Federal funds, provided that your Account Application has been previously received. You must wire funds to the Transfer Agent and the wire instructions must include your account number. You must call the Transfer Agent at 1-800-262-9565 before wiring any funds. An order to purchase shares by Federal funds wire will be deemed to have been received by the Fund on the Business Day of the wire; provided that the shareholder wires funds to the Transfer Agent prior to 4:00 p.m., New York time. If the Transfer Agent does not receive the wire by 4:00 p.m., New York time, the order will be executed on the next Business Day.

HOW TO PURCHASE THROUGH AN AUTOMATIC INVESTMENT PLAN ("AIP")

You may arrange for periodic additional investments in the Funds through automatic deductions by Automated Clearing House ("ACH") from a checking account by completing an AIP Application Form. The minimum pre-authorized investment amount is $50 per month. An AIP Application Form may be obtained by contacting the Distributor at 1-800-262-9565. The AIP is available only for additional investments to an existing account.

10

HOW TO PURCHASE THROUGH FINANCIAL INSTITUTIONS

Shares may be purchased through financial institutions, including the Adviser, that provide distribution assistance or shareholder services. Shares purchased by persons ("Customers") through financial institutions may be held of record by the financial institution. Financial institutions may impose an earlier cut-off time for receipt of purchase orders directed through them to allow for processing and transmittal of these orders to the Transfer Agent for effectiveness the same day. Customers should contact their financial institution for information as to that institution's procedures for transmitting purchase, exchange or redemption orders to the Trust.

Customers who desire to transfer the registration of shares beneficially owned by them but held of record by a financial institution should contact the institution to accomplish such change.

Depending upon the terms of a particular Customer account, a financial institution may charge a Customer account fees. Information concerning these services and any charges will be provided to the Customer by the financial institution.

SALES CHARGES

RETAIL CLASS B SHARES

SALES LOAD The following table shows the regular sales charge on Retail Class B shares to a "single purchaser" (defined below) together with the sales charge that is reallowed to certain financial intermediaries (the "reallowance").

                        SALES CHARGE       SALES CHARGE       REALLOWANCE
                            AS A               AS A               AS A
                         PERCENTAGE         PERCENTAGE         PERCENTAGE
       AMOUNT            OF OFFERING          OF NET          OF OFFERING
         OF               PRICE PER           AMOUNT           PRICE PER
      PURCHASE              SHARE            INVESTED            SHARE
--------------------  -----------------  -----------------  ----------------
Less than $25,000...          3.50%              3.63%              3.15%
$25,000 but less
  than $50,000......          3.25%              3.36%              2.93%
$50,000 but less
  than $100,000.....          3.00%              3.09%              2.70%
$100,000 but less
  than $250,000.....          2.50%              2.56%              2.25%
$250,000 but less
  than $500,000.....          1.75%              1.78%              1.58%
$500,000 but less
  than $1,000,000...          1.00%              1.01%              0.90%
over $1,000,000.....        none               none               none

The sales charge shown in the table is the maximum sales charge that applies to sales through financial intermediaries. Under certain circumstances, the Distributor may use its own funds to compensate financial institutions and intermediaries in amounts additional to the commissions shown above. In addition, the Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs, which will be paid by the Distributor from the sales charges it receives or from any other source available to it. Under any such program, the Distributor will provide promotional incentives in the form of cash or other compensation, including merchandise, airline vouchers, trips and vacation packages, to all dealers selling shares of the Funds. Under certain circumstances, reallowances of up to the amount of the entire sales charge may be paid to certain financial institutions, who might then be deemed to be "underwriters" under the Securities Act of 1933.

REDUCED SALES CHARGE:

RIGHTS OF ACCUMULATION

In calculating the sales charge rates applicable to current purchases of Retail Class B shares, a "single purchaser" is entitled to cumulate current purchases with the current market value of previously purchased Retail Class B shares of the Funds sold subject to a comparable sales charge.

The term "single purchaser" refers to (i) an individual, (ii) an individual and spouse purchasing shares of the Funds for their own combined individual and joint accounts or for trust or custodial accounts for their minor children, and
(iii) a fiduciary purchasing for any one trust, estate or fiduciary account, including employee benefit plans created under Sections 401 or 457 of the Internal Revenue Code of 1986, as amended (the "Code") including related plans of the same employer.

To exercise your right of accumulation based upon shares you already own, you must ask the Distributor for this reduced sales charge at the time of your additional purchase and provide the account number(s) of the investor, as applicable, the investor and

11

spouse, and their minor children. The Funds may amend or terminate this right of accumulation at any time as to subsequent purchases.

REDUCED SALES CHARGE: LETTER OF INTENT

By submitting a Letter of Intent (the "Letter") to the Transfer Agent, a "single purchaser" may purchase shares of the Funds during a 13-month period at the reduced sales charge rates applying to the aggregate amount of the intended purchases stated in the Letter. The Letter may apply to purchases made up to 90 days before the date of the Letter. To receive credit for such prior purchases and later purchases benefitting from the Letter, you must notify the Transfer Agent at the time the Letter is submitted that there are prior purchases that may apply, and notify the Transfer Agent again at the time of later purchases that such purchases are applicable under the Letter.

WAIVER OF SALES LOAD

No sales charge is imposed on shares of the Funds: (i) issued as dividends and capital gain distributions; (ii) acquired through the exercise of exchange privileges described below; (iii) sold to officers, directors or trustees, employees and retirees (and their spouses and immediate family members) of the Trust, First Hawaiian Bank and its affiliates; (iv) issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Trust is a party; (v) purchased with the proceeds of distributions from employee benefit plans for which the Adviser or its affiliates act in a fiduciary capacity or (vi) purchased within thirty days of a redemption of Retail Class B shares of such Funds (only to the amount of such redemption). You must notify the Distributor at the time of your purchase if you are eligible for a waiver of the sales load. An investor relying upon any of the categories of waivers of the sales charge must qualify such waiver in advance of the purchase with the Distributor of the financial institution or intermediary through which the shares are purchased by the investor.

In addition, purchases of Retail Class B shares of a Fund that are funded by the proceeds from the redemption (within 60 days of the purchase of Fund shares) of shares of any unrelated open-end investment company that charges a sales load may be made at net asset value. To make such a purchase at net asset value, the investor or the investor's broker must, at the time of purchase, submit a written request to the Transfer Agent that the purchase be processed at net asset value pursuant to this privilege, accompanied by a photocopy of the confirmation (or similar evidence) showing the redemption from the unrelated fund. The redemption of the shares of the non-related fund is, for federal income tax purposes, a sale upon which a gain or loss may be realized.

EXCHANGES OF SHARES

You may exchange Retail Class B or Institutional Class A shares of any Fund for Retail Class B or Institutional Class A shares, respectively, of any other Fund sold through this prospectus without paying any additional sales charge. Exchanges are generally made at net asset value.

Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") are received by the Transfer Agent. In order to effect an exchange of shares by telephone, you must elect the telephone exchange option on your Account Application Form. If an Exchange Request in good order is received by the Transfer Agent by 4:00 p.m. New York time, on any Business Day, the exchange will occur on that day. The exchange privilege may be exercised only in those states where the class of shares of the "new" Fund may legally be sold.

Customers who beneficially own shares held by a financial institution should contact that institution if they wish to exchange shares. The institution will contact the Transfer Agent and effect the exchange on behalf of the Customer.

The Trust reserves the right to change the terms or conditions of the exchange privilege discussed herein upon sixty days' notice.

REDEMPTION OF SHARES

You may redeem your shares without charge on any Business Day. There is, however, a $15 charge for

12

wiring redemption proceeds to a shareholder's designated account. Shares may be redeemed by mail, by telephone or through a pre-arranged systematic withdrawal plan. Investors who own shares held by a financial institution should contact that institution for information on how to redeem shares.

BY MAIL

A written request for redemption must be received by the Transfer Agent, P.O. Box 419721, Kansas City, Missouri 64141-6721 in order to constitute a valid redemption request.

If the redemption request exceeds $5,000, or if the request directs the proceeds to be sent or wired to an address different from that of record, the Transfer Agent may require that the signature on the written redemption request be guaranteed. You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union, securities exchange or association, clearing agency or savings association. Notaries public cannot guarantee signatures. The signature guarantee requirement will be waived if all of the following conditions apply: (1) the redemption is for not more than $5,000 worth of shares, (2) the redemption check is payable to the shareholder(s) of record, and
(3) the redemption check is mailed to the shareholder(s) at his or her address of record.

BY TELEPHONE

You may redeem your shares by calling the Transfer Agent at 1-800-262-9565. Under most circumstances, payments will be transmitted on the next Business Day following receipt of a valid request for redemption. You may have the proceeds mailed to your address or wired to a commercial bank account previously designated on your Account Application. There is no charge for having redemption proceeds mailed to you, but there is a $15 charge for wiring redemption proceeds.

You may request a wire redemption for redemptions in excess of $500 by calling the Transfer Agent at 1-800-262-9565, who will deduct a wire charge of $15 from the amount of the wire redemption. Shares cannot be redeemed by Federal Reserve wire on Federal holidays restricting wire transfers.

Neither the Transfer Agent nor the Trust will be responsible for any loss, liability, cost or expense for acting upon wire or telephone instructions that it reasonably believes to be genuine. The Trust and Transfer Agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions. Such procedures may include taping of telephone conversations.

If market conditions are extraordinarily active or other extraordinary circumstance exist, and you experience difficulties placing redemption orders by telephone, you may consider placing your order by mail.

SYSTEMATIC WITHDRAWAL PLAN ("SWP")

The Funds offer a Systematic Withdrawal Plan ("SWP"), which you may use to receive regular distributions from your account. Upon commencement of the SWP, your account must have a current value of $10,000 or more. You may elect to receive automatic payments via check or ACH of $50 or more on a monthly, quarterly, semi-annual or annual basis. You may obtain an SWP Application Form by contacting the Distributor at 1-800-262-9565.

To participate in the SWP, you must have your dividends automatically reinvested. You should realize that if your automatic withdrawals exceed income dividends, your invested principal in the account will be depleted. Thus, depending on the frequency and amounts of the withdrawal payments and/or any fluctuations in the net asset value per share, your original investment could be exhausted entirely. You may change or cancel the SWP at any time on written notice to the Transfer Agent. The Transfer Agent may require that the signature on the written notice be guaranteed.

It is generally not in your best interest to be participating in the SWP at the same time that you are purchasing additional shares if you have to pay a sales load in connection with such purchases.

13

OTHER INFORMATION REGARDING REDEMPTIONS

All redemption orders are effected at the net asset value per share next determined after receipt of a valid request for redemption. Net asset value per share is determined as of 4:00 p.m., New York time, on each Business Day.

Payment to shareholders for shares redeemed will be made within seven days after the Transfer Agent receives the valid redemption request. At various times, however, a Fund may be requested to redeem shares for which it has not yet received good payment; collection of payment may take ten or more days. In such circumstances, the redemption request will be rejected by the Fund. Once a Fund has received good payment for the shares a shareholder may submit another request for redemption.

Due to the relatively high costs of handling small investments, each Fund reserves the right to redeem your shares at net asset value, if, your account in any Fund has a value of less than the minimum initial purchase amount. Accordingly, if you purchase shares of any Fund in only the minimum investment amount, you may be subject to involuntary redemption if you redeem any shares. Before any Fund exercises its right to redeem such shares, you will be given notice that the value of the shares in your account is less than the minimum amount and will be allowed 60 days to make an additional investment in such Fund in an amount which will increase the value of the account to at least the minimum amount.

PERFORMANCE

From time to time, each of the Funds may advertise yield and total return. The Hawaii Tax-Free Fund may also advertise a tax-equivalent yield. These figures are based on historical earnings and are not intended to indicate future performance. No representation can be made concerning actual future yields or returns.

The "yield" of a Fund refers to the income generated by a hypothetical investment, net of any sales charge imposed in such Fund over a thirty day period. This income is then "annualized," i.e., the income over thirty days is assumed to be generated over one year and is shown as a percentage of the investment.

"Tax-equivalent yield" is calculated by determining the rate of return that would have to be achieved on a fully taxable investment to produce the after-tax equivalent of a Fund's yield, assuming certain tax brackets for the shareholder.

The "total return" of a Fund refers to the average compounded rate of return on a hypothetical investment for designated time periods, net of any sales charge imposed on Retail Class B shares and assuming that dividend and capital gain distributions have been reinvested.

For any Fund, the performance of Institutional Class A shares will be higher than that of Retail Class B shares because of the sales load (when applicable) and distribution expenses charged to Retail Class B shares.

The Funds may periodically compare their performance to that of other mutual funds tracked by mutual funds rating services (such as Lipper Analytical), financial and business publications and periodicals, broad groups of comparable mutual funds or unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs. The Funds may quote Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance. The Funds may use long-term performance of these capital market indices to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. The Funds may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques.

The Funds may quote various measures of volatility and benchmark correlation in advertising and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.

14

TAXES

The following summary of Federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the Federal, state, or local income tax treatment of the Funds or their Shareholders. Accordingly, Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, state and local income taxes. State and local tax consequences of an investment in the Fund may differ from the Federal income tax consequences described below. Additional information concerning taxes is set forth in the Statement of Additional Information.

TAX STATUS OF THE FUNDS

Each Fund is treated as a separate entity for Federal income tax purposes and is not combined with the Trust's other portfolios. Each Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under Subchapter M of the Internal Revenue Code of 1986, as amended, so as to be relieved of Federal income tax on net investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses) distributed to Shareholders. Subchapter M also provides that a Fund will not invest more than 5% of its total assets in any one issuer. This limitation applies to 50% of a Fund's total assets.

TAX STATUS OF DISTRIBUTIONS

Each Fund distributes substantially all of its net investment income (including net short-term capital gains) and net capital gains to Shareholders. Dividends from the High Grade Income and Equity Funds' net investment company taxable income are taxable to its Shareholders as ordinary income (whether received in cash or in additional shares) to the extent of the Fund's earnings and profits. Dividends paid by a Fund to corporate Shareholders will qualify for the deduction for dividends received by corporations to the extent attributable to dividends received by the Fund from domestic corporations. However, the full amount of such dividends may be subject to the alternative minimum tax. Distributions of net capital gains do not qualify for that deduction and are taxable to Shareholders as long-term capital gains, regardless of how long Shareholders have held their shares and regardless of whether the distributions are received in cash or in additional shares.

If, at the close of each quarter of its taxable year, at least 50% of the value of the Hawaii Tax-Free Fund's assets consist of obligations the interest on which is excludable from gross income, the Fund may pay "exempt-interest dividends" to its Shareholders. Those dividends constitute the portion of the aggregate dividends as designated by the Fund, equal to the excess of the excludable interest over certain amounts disallowed as deductions. Exempt-interest dividends are excludable from a Shareholder's gross income for Federal income tax purposes, but may have alternative minimum tax consequences. The Funds provide annual reports to Shareholders of the Federal income tax status of all distributions.

Dividends declared by a Fund in October, November or December of any year and payable to Shareholders of record on a date in such a month, will be deemed to have been paid by the Fund and received by the Shareholders on December 31 of the year declared if paid by the Fund at any time during the following January.

Each Fund intends to make sufficient distributions to avoid liability for the Federal excise tax.

With respect to investments which are sold at original issue discount and thus do not make periodic cash interest payments, each Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes all of its net investment income to its Shareholders, the Funds may have to sell portfolio securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in a taxable gain or loss.

Sale, exchange or redemption of Fund Shares is a taxable transaction to the Shareholder.

15

ADDITIONAL CONSIDERATIONS

The Hawaii Tax-Free Fund may not be an appropriate investment for persons (including corporations and other business entities) who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development private activity bonds. Such persons should consult their tax advisers before purchasing shares. A "substantial user" is defined generally to include "certain persons" who regularly use in their trade or business a part of a facility financed from the proceeds of such bonds.

Shares of the Hawaii Tax-Free Fund are not taxable for purposes of the Hawaii state income tax to the extent that the Fund's investments consist of obligations which are themselves exempt from taxation in Hawaii. See Municipal Securities.

While the Hawaii Tax-Free Fund intends to invest primarily in obligations which produce interest exempt from Federal and Hawaii state income taxes, if the Fund invests in obligations that are not exempt for Hawaii purposes, a portion of the Fund's distributions will be subject to Hawaii income tax.

GENERAL INFORMATION

THE TRUST

The Trust was organized as a Massachusetts business trust under Declaration of Trust dated May 25, 1994. The Declaration of Trust permits the Trust to offer separate portfolios of shares and different classes of each portfolio. In addition to the Funds, the Trust includes the Bishop Street Money Market Fund. All consideration received by the Trust for shares of any Fund and all assets of such Fund belong to that Fund and would be subject to the liabilities related thereto.

The Trust pays its expenses, including fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation materials and reports to Shareholders, costs of custodial services and registering the shares under Federal and state securities laws, pricing, insurance expenses, litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.

TRUSTEES OF THE TRUST

The management and affairs of the Trust are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust.

The Trustees of the Trust are as follows:

NAME                             BUSINESS HISTORY
-------------------------  ----------------------------
Mr. Martin Anderson        Attorney--Goodsill,
                           Anderson, Quinn & Stifel
Mr. Philip H. Ching        Vice Chairman--First
                           Hawaiian Bank
Honorable Shunichi Kimura  Judge--State of Hawaii
                           Judiciary 1974-1994
Honorable William S.       Trustee--Kamehameha Schools
  Richardson               Bishop Estate (through
                           1992); Chief
                           Justice--Supreme Court of
                           Hawaii, (through 1983)
                           Lieutenant Governor--State
                           of Hawaii (1962-1966)
Mr. Manuel R. Sylvester    Managing and Executive
                           Partner--Coopers & Lybrand
                           (through 1992)
Dr. Joyce S. Tsunoda       Educator and Administrator--
                           University of Hawaii
Mr. David G. Lee           Senior Vice President--SEI
                           Financial Management
                           Corporation

VOTING RIGHTS

Each share held entitles the Shareholder of record to one vote for each dollar invested. In other words, each shareholder of record is entitled to one vote for each dollar of net asset value of the shares held on the record date for the meeting. The Shareholders of each Fund will vote separately on matters pertaining solely to that Fund. The Shareholders of each class of each Fund will vote separately on matters pertaining to its distribution plan. As a Massachusetts business trust, the Trust is not required to hold annual meetings of

16

Shareholders but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances.

In addition, a Trustee may be removed by the remaining Trustees or by Shareholders at a special meeting called upon written request of Shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested the Trust will provide appropriate assistance and information to the Shareholders requesting the meeting.

REPORTING

The Trust issues unaudited financial information semi-annually and audited financial statements annually. The Trust furnishes proxy statements and other reports to Shareholders of record.

SHAREHOLDER INQUIRIES

Shareholders should direct inquiries to Bishop Street Funds at P.O. Box 419721, Kansas City, MO 64141-6721 or by calling 1-800-262-9565.

DIVIDENDS

Substantially all of the net investment income (exclusive of capital gains) of the High Grade Income and Hawaii Tax-Free Funds is declared daily and distributed in the form of monthly dividends. The Equity Fund declares and pays such dividends on a quarterly basis. Shareholders of record on the date each dividend is declared will be entitled to receive the dividend. If any net capital gains are realized, they will be distributed by each Fund at least annually.

Shareholders automatically receive all income dividends and capital gains distributions in the form of additional shares at the net asset value next determined following the record date, unless the Shareholder has elected to take such payment in cash. Shareholders may change their election by providing written notice to the Bishop Street Funds at P.O. Box 419721, Kansas City, MO 64141-6721, at least 15 days prior to the distribution. Shareholders may receive payments for cash distributions in the form of a check, by Federal Reserve wire transfer or ACH.

Dividends and distributions of a Fund are paid on a per-share basis. The value of each share will be reduced by the amount of any such payment. If shares are purchased shortly before the record date for a dividend or the distribution of capital gains, a Shareholder will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.

The dividends on Retail Class B Shares of the Funds will normally be lower than those on Institutional Class A Shares because of the distribution expenses charged to Retail Class B Shares.

COUNSEL AND INDEPENDENT ACCOUNTANTS

Morgan, Lewis & Bockius serves as counsel to the Trust. Coopers & Lybrand L.L.P. serves as the independent accountant of the Trust.

CUSTODIAN

Chemical Bank, (the "Custodian"), acts as custodian of the Trust's assets. The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act.

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS

The following is a description of the permitted investments for the various Funds and the various risk factors associated therewith:

AMERICAN DEPOSITARY RECEIPTS ("ADRs")--ADRs are typically issued by a U.S. financial institution that evidence ownership of underlying securities issued by a foreign issuer. While the Funds expect to invest primarily in sponsored ADRs, a joint arrangement between the foreign issuer and the depositary, some ADRs may be unsponsored. Unlike sponsored ADRs the holders of unsponsored ADRs bear all expenses and the depositary may not be obligated to distribute Shareholder communications or to pass-through the voting rights on the deposited securities. ADRS are typically listed and traded in the U.S. in the form of American Depositary Shares (ADSs).

17

BANKERS' ACCEPTANCES--Bills of exchange or time drafts drawn on and accepted by a commercial bank. Bankers' acceptances are used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

CERTIFICATES OF DEPOSIT--Interest bearing instruments with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit have penalties for early withdrawal.

COMMERCIAL PAPER--The term used to designate unsecured short-term promissory notes issued by municipalities, corporations and other entities. Maturities on these issues vary, generally from a few days to nine months.

CONVERTIBLE SECURITIES--Convertible securities have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying stock. As a result, the Fund's selection of convertible securities is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions.

EQUITY SECURITIES--Investments in common stocks are subject to market risks which may cause their prices to fluctuate over time. Changes in the value of portfolio securities will not necessarily affect cash income derived from these securities but will affect a Fund's net asset value.

FIXED INCOME SECURITIES--The market value of fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal will also affect the value of these investments. Changes in the value of portfolio securities will not affect cash income derived from these securities but will affect a Fund's net asset value.

GNMA PASS-THROUGH SECURITIES--GNMA securities represent participations in mortgage pools. Although GNMA guarantees the timely payment of principal and interest, the market value and yield of these instruments can vary due to interest rate fluctuations and prepayments of underlying mortgages. In addition, any premiums paid to purchase these instruments are not subject to GNMA guarantees. Moreover, although GNMA certificates may offer higher yields than those available from other types of U.S. Government securities, they may not be as effective in "locking in" attractive long-interest rates because of prepayments of the mortgage pools when interest rates decline. Due to this prepayment feature, GNMA certificates tend not to increase in value as much as most other debt securities when interest rates decline.

MORTGAGE-BACKED SECURITIES--Securities representing an interest in a pool of mortgage loans that are issued or guaranteed by a U.S. Government agency. The primary issuers or guarantors of these mortgage-backed securities are GNMA, FNMA and the Federal Home Loan Mortgage Corporation. Mortgage-backed securities are also issued by non-governmental entities which consist of collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs") that are rated by S&P or Moody's. The mortgages backing these securities include conventional thirty-year fixed rate mortgages, graduated payment mortgages and adjustable rate mortgages.

Mortgage-backed securities are in most cases "pass-through" instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate.

18

CMOs are debt obligation or multiclass pass-through certificates issued by agencies or instrumentalities of the U.S. Government or by private originators or investors in mortgage loans. In a CMO, series of bonds or certificates are usually issued in multiple classes. Principal and interest paid on the underlying mortgage assets may be allocated among the several classes of a series of a CMO in a variety of ways. Each class of a CMO, often referred to as a "tranche," is issued with a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal payments on the underlying mortgage assets may cause CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of any premium paid.

A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests, or "residual" interests. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by FNMA or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or FNMA, FHLMC or GNMA-guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates. FNMA REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by FNMA.

Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life or realized yield of a particular issue of pass-through certificates. In the absence of a known maturity, market participants generally refer to an estimated average life as the most appropriate measure of the maturity of a mortgage-backed security. An average life estimate is a function of an assumption regarding anticipated prepayment patterns. The assumption is based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants could produce somewhat different average life estimates with regard to the same security. There can be no assurance that the estimated average life will be the actual average life.

MUNICIPAL SECURITIES--Municipal Securities are generally issued to finance public works, such as airports, bridges, highways, housing, hospitals, mass transportation projects, schools, streets, and water and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses, and to make loans to other public institutions and facilities.

Municipal Securities include industrial development bonds issued by or on behalf of public authorities to provide financing aid to acquire sites or construct and equip facilities for privately or publicly owned corporations. The availability of this financing encourages these corporations to locate within the sponsoring communities and thereby increases local employment.

The two principal classifications of Municipal Securities are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. Interest on and principal of revenue bonds, however, are payable only from the revenue generated by the facility financed by the bond or other specified sources of revenue. Revenue bonds do not represent a pledge of credit or create any debt of or charge against the general revenues of a municipality or public authority. Industrial development bonds are typically classified as revenue bonds.

Certain Municipal Securities are municipal lease revenue obligations (or certificates of participation ("COPs")), which typically provide that the municipality has no obligation to make lease or installment payments in future years unless such amounts are appropriated for such purpose. While the risk of appropriation is inherent to COP financing, this risk is mitigated by the Fund's policy, to invest in COPs that are rated in one of the four highest rating

19

categories used by Moody's, S&P or Fitch, or of equivalent quality, as determined by the Adviser, under guidelines adopted by the Board of Trustees.

PARTICIPATION INTERESTS--Participation interests are interests in loans from financial institutions such as commercial and investment banks, savings and loan associations and insurance companies. These interests may take the form of participations, beneficial interests in a trust, partnership interests or any other form of indirect ownership.

RECEIPTS--Separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the receipts. The custodian arranges for the issuance of the receipts evidencing ownership and maintains the register. Receipts include "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" ("TIGRs"), "Liquid Yield Option Notes" ("LYONs"), and "Certificates of Accrual on Treasury Securities" ("CATS"). TIGRs, LYONs and CATS are interests in private proprietary accounts while TRs are interests in accounts sponsored by the U.S. Treasury. Securities denominated as TRs, TIGRs, LYONs and CATS are sold as zero coupon securities which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal.

REPURCHASE AGREEMENTS--Agreements by which a financial institution agrees to sell a security to a Fund and commits to repurchase the security at an agreed upon price (including principal and interest) on an agreed upon date within a number of days from the date of purchase. The securities purchased by a Fund will be held as collateral by the Custodian and will be equal to at least 102% of the repurchase price. Repurchase agreements are considered to be loans by a Fund. The Trust bears a risk of loss in the event the other party defaults on its obligations and the Trust is delayed or prevented from its right to dispose of the collateral securities or if the Trust realizes a loss on the sale of the collateral securities. The Adviser will enter into repurchase agreements on behalf of the Trust only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on guidelines established and periodically reviewed by the Trustees. Repurchase agreements are considered loans under the 1940 Act.

RESTRICTED AND ILLIQUID SECURITIES--Restricted securities are securities that may not be sold freely to the public absent registration under the Securities Act of 1933, as amended or an exemption from registration. Section 4(2) commercial paper is issued in reliance on an exemption from registration under
Section 4(2) of the Act and is generally sold to institutional investors who purchase for investment. Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market on such commercial paper. Illiquid securities are securities which cannot be disposed of in 7 days or less at approximately their carrying value (which is the value given the security by the Fund on its books). Each of the Funds may invest up to 15% of its net assets in illiquid securities including Restricted Securities other than liquid Section 4(2) commercial paper.

SECURITIES LENDING--A Fund may lend the securities in which it is invested, in order to generate additional income, pursuant to agreements requiring that the loan be continuously secured by cash, securities of the U.S. Government or its agencies or any combination of cash and such securities as collateral equal to 102% of the market value at all times of the securities lent. The Fund will continue to receive interest on the securities lent while simultaneously earning interest on the investment of cash collateral in U.S. Government securities. Collateral is marked to market daily to provide a level of collateral at least equal to the value of the securities lent. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially.

SECURITIES OF FOREIGN ISSUERS--Investment in securities of foreign issuers, may subject the Trust to different risks than those attendant to investments in securities of U.S. issuers. These risks include

20

differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, and political instability. There may also be less publicly available information with regard to foreign issuers than domestic issuers. Foreign markets may be characterized by less liquidity, greater price volatility, less regulation and higher transaction costs than U.S. markets.

U.S. GOVERNMENT AGENCY OBLIGATIONS--Certain Federal agencies such as the Government National Mortgage Association ("GNMA") have been established as instrumentalities of the United States Government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the United States Government, are either backed by the full faith and credit of the United States (e.g., GNMA) or supported by the issuing agencies' right to borrow from the Treasury. The issues of other agencies are supported by the credit of the instrumentality (e.g., Federal National Mortgage Association).

U.S. TREASURY OBLIGATIONS--Bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS").

WHEN-ISSUED SECURITIES--Securities purchased on a when-issued basis are subject to settlement within 45 days of the purchase date. The price and yield on these securities is fixed as of the purchase date and no interest accrues to the Fund before settlement. These securities are therefore subject to market fluctuation due to changes in market interest rates, and, although the purchase of securities on a when-issued basis is not considered leveraging, it has the effect of leveraging the Fund's assets. A Fund will maintain with the Custodian a separate account with liquid high grade securities or cash in an amount at least equal to these commitments.

ZERO-COUPON SECURITIES--STRIPS and Receipts (TRs, TIGRs, LYONs and CATS) are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

TABLE OF CONTENTS
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
Summary.......................................          2
Expense Summary...............................          3
The Trust.....................................          5
Investment Objectives and Policies............          5
General Investment Policies...................          6
Risk Factors..................................          7
Investment Limitations........................          7
Fundamental Policies..........................          7
The Adviser...................................          7
The Administrator.............................          8
The Transfer Agent............................          8

The Distributor...............................          8
How to Purchase Shares........................          8
Sales Charges.................................         10
Exchange of Shares............................         11
Redemption of Shares..........................         11
Performance...................................         13
Taxes.........................................         14
General Information...........................         15
Description of Permitted Investments and Risk
  Factors.....................................         16